UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2004

Welund Fund, Inc.

(Exact name of registrant as specified in charter)

Commission File Number

000-50142

Delaware

20-1470649

(State or other jurisdiction of incorporation)

(I.R.S. Employer Identification No.)

1940 Zinfandel Drive, Suite C, Rancho Cordova, CA  95670

         (Address of principal executive offices)

(916) 768-2160

(Registrant's Telephone number, including area code)

____________________________________________________________________________________

(Former name or former address, if changed since last report)

ITEM 4.  Changes in Registrant’s Certifying Accountant

(a) (1) Resignation of Accountant

On August 16, 2004, the Board of Directors of Welund Fund, Inc. (the Company) dismissed its independent accountant, Stan J.H. Lee who had audited the Company’s financial statements for the period July 16, 2002 (inception) through December 31, 2002.  Pursuant to Section 3-11 of Regulation S-X, the Company’s financial statements for the year ended December 31, 2003 were unaudited.

The audit report of Stan J.H. Lee on the financial statements of the Company for the period July 16, 2002 (inception) through December 31, 2002 was not qualified or modified as to audit scope or accounting principles.  However, such report did contain an explanatory paragraph with regards to the Company’s ability to continue as a going concern.

During the period from July 16, 2002 (inception) though August 16, 2004, there were (1) no disagreements between the Company and Stan J.H. Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission and (3) no matters identified by Stan J.H. Lee involving our internal control structure or operations which were considered to be a material weakness.

Stan J.H. Lee reviewed this Form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto.  We have included their letter as an exhibit to this Form 8-K.

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(a) (2) Engagement of New Accountant

On August 16, 2004, the Company engaged the accounting firm of Hansen, Barnett & Maxwell as our independent accountants to audit our financial statements beginning with our fiscal year ending December 31, 2004.  The appointment of new independent accountants was approved by the Board of Directors.

During August 2004, management of the Company consulted with a representative of Hansen, Barnett & Maxwell for purposes of determining whether Hansen, Barnett & Maxwell would be interested in becoming the Company’s new independent auditors.  After such discussions, on August 16, 2004, the Company’s Board of Directors resolved to retain Hansen, Barnett & Maxwell as its independent auditors.

During the consultation with Hansen, Barnett & Maxwell, or prior thereto, no one representing the Company consulted with Hansen, Barnett & Maxwell regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and Hansen, Barnett & Maxwell had not provided the Company, or someone on its behalf, either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	SEC Reference Number	Title of Document

1	(16)	Letter from Stan J.H. Lee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELUND FUND, INC.

Dated:  August 18, 2004

By    /s/ Robert Freiheit

     Robert Freiheit, President and Chief Executive Officer

     (Principal Executive Officer)

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